Standard Chartered

*FIRST LOTUS COMPANY LIMITED

FLAT B 10/F
FOOK ON FACTORY BUILDING
NO.1123 CANTON ROAD
MONG KOK
KLN
HK

Date/日期:25/07/2007 Ref :2760

Dear Customer 親愛的客戶:

Business Instalment Loan Drawdown Advice 中小企業分期貸款提取通知書

Loan Account No. 貸款戶口號碼 : 17725267
Borrower Name 貸款公司名稱 : *FIRST LOTUS COMPANY LIMITED

Thank you for your interest in our Business Instalment Loan. We are pleased to advise that the loan amount of HKD 800,000.00 was credited to your designated account on 24/07/2007
多謝貴公司運用本行中小企業分期貸款服務，本行已於24/07/2007 將港幣 800,000.00 存入貴公司之指定戶口。

The terms governing your loan account are stated below 有關上述貸款的詳情如下：

Approved Loan Amount 獲批核貸款額	: HKD 港幣 800,000.00
Interest Rate 利率	: 每月平息 0.6750 % per monthly flat.
Repayment Period 還款期	: 12 months 個月
Monthly Repayment Amount 每月還款額	: HKD 港幣 72,733.34
Repayment Account 還款戶口號碼	: 325-0-009722-8
Repayment Date 還款日期	: Repayment will commence one month after the date upon which the instalment loan is advanced by the Bank. If the repayment date falls on a Sunday or a public holiday, the repayment date will be changed to the next working day. 還款將由銀行貸出上述貸款日期後一個月開始，如該月還款日為星期日或公眾假期，則還款日將順延至下一個工作天。
Early Redemption Fee 提前全部清還手續費	: For early redemption, an early redemption charge of 6.00 % of the outstanding loan amount will be imposed. 如閣下要求提前全部清還貸款，本行將收取貸款餘額的 6.00 % 作為手續費。

A handling fee is included in your monthly repayment amount. The handling fee is 1.00 % p.a..
每月供款已包括申請上述貸款之手續費，有關費用為每年 1.00 %.

Should you require further information on your Business Instalment Loan, please contact us at (852)2886 8868. After language is selected, please press "5", "3" and then "1" to talk to our Customer Service Representative.
如閣下有任何查詢，請致電熱線(852)2886 8868，選擇語言後，按「5」、「3」及「1」與本行客戶服務主任聯絡。

The processing of your application was conducted according to the Bank's prevailing credit policy and credit check with credit reference agency of any guarantor(s), sole proprietor, and partner (if any). If the person(s) want to access their credit report, they may contact TransUnion Information Services Limited (TU) at (852)2577-1816.
此申請是根據本行信貸批核條款及有關所有擔保人、獨資東主及合夥人(如有)於信貸資料機構的資料作處理。如上述任何人仕要求查閱其本人之信貸記錄，可致電 2577-1816 與環聯資訊有限公司聯絡。

We are always pleased to be of quality service to you. 我們樂意為閣下提供優質的銀行服務。

Standard Chartered Bank (Hong Kong) Limited
渣打銀行(香港)有限公司謹啓

c.c. NG LAI FONG CHRIS

This computer generated letter requires no signature. In the event of any discrepancy between the Chinese and English versions of the notice, the English version should prevail. 此乃電腦編印信件，本行毋須簽署。如中譯本與英文有異，概以英文文本作準。

MHR092

Standard Chartered

REPAYMENT SCHEDULE 還款表

Date 日期： 25/07/2007

*FIRST LOTUS COMPANY LIMITED
FLAT B 10/F
FOOK ON FACTORY BUILDING
NO. 1123 CANTON ROAD
MONG KOK KLN

Loan Account No. 貸款戶口號碼	:	17725267
Repayment Account No.還款戶口號碼	:	325-0-009722-8
Loan Drawdown Date 貸款支用日期	:	24/07/2007
Interest Rate 利率 (monthly flat rate) (每月平息)	:	0.6750 %
Maturity Date 貸款期滿日	:	24/07/2008
Outstanding Instalments 貸款剩餘期數	:	12
Arrears Balance 逾期金額	:	0.00

Thank you for using our Business Instalment Loan service. We are pleased to list below your next twelve monthly repayments for your record and ease of financial planning. Please note that revised schedule will be mailed to you annually until loan Maturity Date.

多謝閣下選用本行之中小企業分期貸款服務。本行現附上有關貸款之未來十二期還款表以供閣下參考並作出財務安排。本行將於每年寄上之後十二期供款表直至上述貸款期滿日爲止。

Date 日期	Term 期數	Repayment Amount 還款數目	Principal Payment 本金數目	Interest Payment 利息數目	Misc. Fee* 雜費*	Loan Outstanding 貸款結餘
24/08/2007	1	✓ 72,733.34	61,533.34	9,969.23	1,230.77	738,466.66
24/09/2007	2	72,733.34	62,466.67	9,138.46	1,128.21	675,999.99
24/10/2007	3	72,733.34	63,400.01	8,307.69	1,025.64	612,599.98
24/11/2007	4	72,733.34	64,333.34	7,476.92	923.08	548,266.64
24/12/2007	5	72,733.34	65,266.67	6,646.16	820.51	482,999.97
24/01/2008	6	72,733.34	66,200.00	5,815.39	717.95	416,799.97
24/02/2008	7	72,733.34	67,133.35	4,984.61	615.38	349,666.62
24/03/2008	8	72,733.34	68,066.67	4,153.85	512.82	281,599.95
24/04/2008	9	72,733.34	69,000.00	3,323.08	410.26	212,599.95
24/05/2008	10	72,733.34	69,933.34	2,492.31	307.69	142,666.61
24/06/2008	11	72,733.34	70,866.68	1,661.53	205.13	71,799.93
24/07/2008	12	72,733.26	71,799.93	830.77	102.56	0.00
			800,000 –	64800 –	8000 –	

*Miscellaneous fee include handling fee, annual fee, adjustment fee etc.雜費包括其他手續費、年費或更改貸款服務費等。

THANK YOU FOR USING OUR BUSINESS INSTALMENT LOAN SERVICE.
WE ARE ALWAYS PLEASED TO BE OF SERVICE TO YOU.

MHR094